EMLCD SUM -SUP-1 091813
Summary Prospectus Supplement dated September 18, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:
Invesco Emerging Market Local Currency Debt Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Jack Deino	Portfolio Manager	2010
Joseph Portera	Portfolio Manager	2013”
EMLCD SUM SUP-1 091813